UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2010

RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-14428 (Commission File Number)	98-014-1974 (IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda (Address of principal executive offices)	HM 19 (Zip Code)

(441) 295-4513
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

Effective as of September 17, 2010, each of Renaissance Reinsurance Ltd. (“RRL”), DaVinci Reinsurance Ltd. (“DaVinci”) and Glencoe Insurance Ltd. (“Glencoe”, and together with RRL and DaVinci, the “Companies”) entered into a secured letter of credit facility (the “Facility”) with Citibank Europe plc (“CEP”).

The Facility provides a commitment from CEP to issue letters of credit for the account of one or more of the Companies and their respective subsidiaries in multiple currencies and in an aggregate amount of up to $300 million.  The Facility terminates on December 31, 2012 and is evidenced by a Facility Letter and three separate Master Agreements between CEP and each of the Companies, as well as certain ancillary agreements.

Under the Facility, each of the Companies is severally obligated to pledge to CEP at all times during the term of the Facility certain securities with a collateral value (as determined as therein provided) that equals or exceeds 100% of the aggregate amount of its then-outstanding letters of credit.  In the case of an event of default under the Facility with respect to a Company, CEP may exercise certain remedies with respect to such Company, including terminating its commitment to such Company under the Facility and taking certain actions with respect to the collateral pledged by such Company (including the sale thereof).  In the Facility Letter, each Company makes, as to itself, representations and warranties that are customary for facilities of this type and severally agrees that it will comply with certain informational and other undertakings, including those regarding the delivery of quarterly and annual financial statements.

The description of the Facility contained herein is qualified in its entirety by reference to the Facility Letter and the Master Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

CEP and RRL are also parties to the Insurance Letters of Credit – Master Agreement, dated as of April 29, 2009, and certain ancillary agreements, which collectively provide and secure an uncommitted letter of credit facility that is used to support business written by RenaissanceRe Holdings Ltd.’s Lloyd’s syndicate, Syndicate 1458.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description

10.1	Facility Letter, dated as of September 17, 2010, by and among Citibank Europe plc, Renaissance Reinsurance Ltd., DaVinci Reinsurance Ltd. and Glencoe Insurance Ltd.
10.2	Insurance Letters of Credit – Master Agreement, dated as of September 17, 2010, by and between Citibank Europe plc and Renaissance Reinsurance Ltd. (1)
_ _ _ _ _ (1)	Other than with respect to names, the Master Agreements between Citibank Europe plc and each of DaVinci Reinsurance Ltd. and Glencoe Insurance Ltd. are identical to the form filed as Exhibit 10.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: September 23, 2010	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein
Title: SVP, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description

10.1	Facility Letter, dated as of September 17, 2010, by and among Citibank Europe plc, Renaissance Reinsurance Ltd., DaVinci Reinsurance Ltd. and Glencoe Insurance Ltd.

10.2	Insurance Letters of Credit – Master Agreement, dated as of September 17, 2010, by and between Citibank Europe plc and Renaissance Reinsurance Ltd. (1)

_ _ _ _ _ (1)	Other than with respect to names, the Master Agreements between Citibank Europe plc and each of DaVinci Reinsurance Ltd. and Glencoe Insurance Ltd. are identical to the form filed as Exhibit 10.2.